UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     December 31, 2013

CLEARBRIDGE

EQUITY INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary objective is long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Equity Income Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	ClearBridge Equity Income Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November, the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

ClearBridge Equity Income Fund	III

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Equity Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide a high level of current income with a secondary objective of long-term capital appreciation. We believe that high-quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. Our philosophy tends to focus on identifying companies that demonstrate industry leadership and operate in industries with attractive financial characteristics. We typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. The Fund may invest in issuers of any size.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the Fund’s portfolio will consist of equity securities that pay dividends.

The Fund may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depository receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion.

The Fund may invest in fixed-income securities (up to 20% of the Fund’s net assets) when we believe such securities provide attractive income opportunities. Currently the Fund has relatively little invested in fixed income as we generally believe there are currently better opportunities in equities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. For holders of stocks, in our view, the large gains of this past year were a gift from the Federal Reserve Board (“Fed”)i. Corporate earnings, a major determinant of stock prices, grew in aggregate at a moderate rate, which is slightly disappointing for an economy in recovery. Stocks, however, measured by popular averages, climbed by three and four times as much as earnings as low interest rates spurred investors to move out on the risk curve in search of higher returns.

We believe that Fed policies have indeed helped avoid a “worst-case” scenario for the economy. Home prices have risen since 2012, housing starts have risen, and many mortgages have been refinanced at much lower rates. Banks that nearly failed have, through government largesse, restored their liquidity and profitability. From the perspective of equity investors, the stock market has been a major beneficiary of the Fed’s efforts.

After being so popular in 2012 and the first half of 2013, dividend-paying stocks cooled their ascent as investors grew more confident in the market and became less risk-averse pursuing more aggressive equities. Additionally, the ten-year Treasury yield reached 3% in December, nearly doubling rates seen in the beginning of the year, which impacted the relative attractiveness of dividend-payers. As interest rates climbed, payout yields, which had recently been more than twice the upfront yield of treasuries, fell more in-line with interest rates. Despite enormous dividend increases, this relative yield tightening caused certain dividend-paying stocks to flatten out in the final months of the year.

ClearBridge Equity Income Fund 2013 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. Our view is that the ultra-low rates created by the Fed finally convinced enough people to move out of either bonds or money funds into stocks. The Fed, in effect, kept a bid under the stock market. The undervalued equity market of 2009-2012, which was accompanied by fear, has now moved to a more fairly valued level. Our emphasis on dividend growth has meant we may have missed some “highfliers”, but the persistent increase in income has been quite satisfying.

We are really pleased about the gains seen in dividends and stock values over the past few years. We believe that some of the dividend increases have been simply spectacular. As we ponder the probabilities for next year, our best guess is that, with the market having reached fair valuation levels and fear having given way to more aggressive risk-taking, dividends could provide a major portion of next year’s stock market returns. Capital allocation by many of our companies has been favorable to investors, and we believe it is likely to continue, providing support for the stocks.

Over the year we owned what we believe to be high-quality companies with the ability to pay a rising stream of dividends, and we saw no significant reasons to change that approach during the period.

Performance review

For the twelve months ended December 31, 2013, Class A shares of ClearBridge Equity Income Fund, excluding sales charges, returned 25.61%. The Fund’s unmanaged benchmark, the Russell 3000 Value Indexii, returned 32.69% for the same period. The Lipper Equity Income Funds Category Average1 returned 27.74% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 398 funds in the Fund’s Lipper category, and excluding sales charges.

2	ClearBridge Equity Income Fund 2013 Annual Report

Performance Snapshot as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Equity Income Fund:
Class 1[1]	11.82%	25.88%
Class A	11.62%	25.61%
Class B2	11.30%	24.79%
Class C	11.27%	24.71%
Class FI	11.64%	N/A
Class R	11.51%	25.27%
Class I	11.84%	26.06%
Class IS	11.83%	N/A
Russell 3000 Value Index	14.60%	32.69%
Lipper Equity Income Funds Category Average[3]	12.88%	27.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class FI and Class IS shares for the twelve-month period are not shown because these share classes commenced operations on May 16, 2013 and April 10, 2013, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, as supplemented on December 20, 2013, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 0.95%, 1.24%, 1.94%, 1.93%, 1.32%, 1.57%, 0.82% and 0.75%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.82% for Class B shares, 1.95% for Class C shares and 0.83% for Class I shares.

[1]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 438 funds for the six-month period and among the 398 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Equity Income Fund 2013 Annual Report	3

Fund overview (cont’d)

These expense limitation arrangements could not be terminated prior to December 31, 2013 without the Board of Trustees’ consent. In addition, the manager has agreed to waive fees and/or reimburse operating expenses (other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20% for Class A shares, 2.20% for Class B shares, 2.00% for Class C shares, 1.25% for Class FI shares, 1.50% for Class R shares and 1.00% for Class I shares. Total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares are not expected to exceed total annual fund operating expenses for Class A shares. These arrangements are effective as of January 1, 2014 for Class A, Class B, Class C and Class I shares, and cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in all ten economic sectors during the reporting period, with the greatest contributions to returns coming from the Industrials, Financials and Information Technology (“IT”) sectors.

Relative to the benchmark, the leading contributors to performance included stock selection in the Telecommunication Services sector, as well as the Fund’s overweight position in IT.

In terms of individual Fund holdings, leading contributors to performance for the period included 3M, Microsoft, United Technologies, General Electric and United Parcel Service.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, both the Fund’s overall sector allocation and overall stock selection detracted from performance for the period. In particular, stock selection in the IT and Consumer Discretionary sectors detracted from relative performance. As for allocation, the Fund’s cash balance provided the greatest drag on relative returns.

In terms of individual Fund holdings, leading detractors from performance for the period included BHP Billiton, Apple, YUM! Brands, Brookfield Renewable Energy Partners LP and Exelon.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period we established a number of new positions, with some of the largest in managed care organization UnitedHealth, consumer staple Nestle, rail operator Union Pacific, biopharma company Merck and timber REIT Weyerhaeuser.

We also closed a number of existing positions, most notably BlackRock, Xerox, BHP Billiton and Johnson Controls. Our position in Heinz was also closed out as the company was acquired during the year.

Thank you for your investment in ClearBridge Equity Income Fund. As always, we appreciate that you have chosen us to

4	ClearBridge Equity Income Fund 2013 Annual Report

manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Harry D. “Hersh” Cohen

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

January 15, 2014

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2013 were: Exxon Mobil Corp. (3.0%), Berkshire Hathaway Inc., Class B Shares (2.9%), General Electric Co. (2.7%), United Technologies Corp. (2.4%), 3M Co. (2.3%), Schlumberger Ltd. (2.2%), QUALCOMM Inc. (2.2%), UnitedHealth Group Inc. (2.2%), Comcast Corp., Special Class A Shares (2.1%) and Kimberly-Clark Corp. (2.1%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: Industrials (14.9%), Information Technology (12.2%), Financials (11.0%), Energy (9.6%) and Health Care (9.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Equity Income Fund 2013 Annual Report	5

Fund overview (cont’d)

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

i i

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	ClearBridge Equity Income Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

ClearBridge Equity Income Fund 2013 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class 1	11.82%	$1,000.00	$1,118.20	0.90%	$4.81	Class 1	5.00%	$1,000.00	$1,020.67	0.90%	$4.58
Class A	11.62	1,000.00	1,116.20	1.15	6.13	Class A	5.00	1,000.00	1,019.41	1.15	5.85
Class B	11.30	1,000.00	1,113.00	1.82	9.69	Class B	5.00	1,000.00	1,016.03	1.82	9.25
Class C	11.27	1,000.00	1,112.70	1.85	9.85	Class C	5.00	1,000.00	1,015.88	1.85	9.40
Class FI	11.64	1,000.00	1,116.40	1.20	6.40	Class FI	5.00	1,000.00	1,019.16	1.20	6.11
Class R	11.51	1,000.00	1,115.10	1.50	8.00	Class R	5.00	1,000.00	1,017.64	1.50	7.63
Class I	11.84	1,000.00	1,118.40	0.82	4.38	Class I	5.00	1,000.00	1,021.07	0.82	4.18
Class IS	11.83	1,000.00	1,118.30	0.81	4.32	Class IS	5.00	1,000.00	1,021.12	0.81	4.13

8	ClearBridge Equity Income Fund 2013 Annual Report

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Equity Income Fund 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class FI†	Class R	Class I	Class IS†
Twelve Months Ended 12/31/13	25.88%	25.61%	24.79%	24.71%	N/A	25.27%	26.06%	N/A
Five Years Ended 12/31/13	N/A	16.42	15.81	15.52	N/A	N/A	16.77	N/A
Ten Years Ended 12/31/13	N/A	6.80	6.36	5.98	N/A	N/A	7.16	N/A
Inception* through 12/31/13	14.03	8.66	9.72	5.22	8.41%	18.27	8.16	11.99%

With sales charges[2]	Class 1	Class A	Class B	Class C	Class FI†	Class R	Class I	Class IS†
Twelve Months Ended 12/31/13	25.88%	18.38%	19.79%	23.71%	N/A	25.27%	26.06%	N/A
Five Years Ended 12/31/13	N/A	15.06	15.69	15.52	N/A	N/A	16.77	N/A
Ten Years Ended 12/31/13	N/A	6.17	6.36	5.98	N/A	N/A	7.16	N/A
Inception* through 12/31/13	14.03	8.36	9.72	5.22	8.41%	18.27	8.16	11.99%

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 4/29/11 through 12/31/13)	42.11%
Class A (12/31/03 through 12/31/13)	93.10
Class B (12/31/03 through 12/31/13)	85.33
Class C (12/31/03 through 12/31/13)	78.74
Class FI (Inception date of 5/16/13 through 12/31/13)	8.41
Class R (Inception date of 2/2/12 through 12/31/13)	37.83
Class I (12/31/03 through 12/31/13)	99.69
Class IS (Inception date of 4/10/13 through 12/31/13)	11.99

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred; Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C, FI, R, I and IS shares are April 29, 2011, November 6, 1992, September 16, 1985, June 15, 1998, May 16, 2013, February 2, 2012, February 7, 1996 and April 10, 2013 respectively.

10	ClearBridge Equity Income Fund 2013 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Equity Income Fund vs. Russell 3000 Value Index† —
December 2003 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Equity Income Fund on December 31, 2003, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Value Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Equity Income Fund 2013 Annual Report	11

Schedule of investments

December 31, 2013

ClearBridge Equity Income Fund

Security	Shares	Value
Common Stocks — 87.0%
Consumer Discretionary — 7.5%
Automobiles — 1.2%
Ford Motor Co.	1,540,070	$23,763,280
Honda Motor Co., Ltd., ADR	984,732	40,718,668
Total Automobiles		64,481,948
Media — 4.0%
Comcast Corp., Special Class A Shares	2,250,000	112,230,000
Time Warner Inc.	1,475,000	102,837,000
Total Media		215,067,000
Multiline Retail — 1.0%
Target Corp.	800,690	50,659,656
Specialty Retail — 1.3%
Home Depot Inc.	825,000	67,930,500
Total Consumer Discretionary		398,139,104
Consumer Staples — 8.7%
Beverages — 1.0%
Anheuser-Busch InBev NV, ADR	500,890	53,324,749
Food & Staples Retailing — 1.9%
Wal-Mart Stores Inc.	1,295,940	101,977,519
Food Products — 1.8%
Nestle SA, ADR	1,283,480	94,451,293
Household Products — 4.0%
Kimberly-Clark Corp.	1,056,440	110,355,723
Procter & Gamble Co.	1,268,920	103,302,777
Total Household Products		213,658,500
Total Consumer Staples		463,412,061
Energy — 9.6%
Energy Equipment & Services — 2.3%
Schlumberger Ltd.	1,321,350	119,066,849
Oil, Gas & Consumable Fuels — 7.3%
Chevron Corp.	846,759	105,768,666
Exxon Mobil Corp.	1,577,599	159,653,019
Occidental Petroleum Corp.	325,260	30,932,226
Spectra Energy Corp.	2,642,700	94,132,974
Total Oil, Gas & Consumable Fuels		390,486,885
Total Energy		509,553,734

See Notes to Financial Statements.

12	ClearBridge Equity Income Fund 2013 Annual Report

ClearBridge Equity Income Fund

Security	Shares	Value
Financials — 10.1%
Diversified Financial Services — 2.9%
Berkshire Hathaway Inc., Class B Shares	1,299,990	$154,126,814	*
Insurance — 3.0%
MetLife Inc.	1,310,154	70,643,504
Travelers Cos. Inc.	1,013,120	91,727,885
Total Insurance		162,371,389
Real Estate Investment Trusts (REITs) — 3.7%
American Tower Corp.	1,350,000	107,757,000
Simon Property Group Inc.	175,000	26,628,000
Weyerhaeuser Co.	1,931,200	60,967,984
Total Real Estate Investment Trusts (REITs)		195,352,984
Thrifts & Mortgage Finance — 0.5%
People’s United Financial Inc.	1,659,510	25,091,791
Total Financials		536,942,978
Health Care — 9.0%
Health Care Providers & Services — 2.2%
UnitedHealth Group Inc.	1,524,630	114,804,639
Pharmaceuticals — 6.8%
AstraZeneca PLC, ADR	1,016,420	60,344,855
Bristol-Myers Squibb Co.	569,940	30,292,311
Johnson & Johnson	1,149,107	105,246,710
Merck & Co. Inc.	1,277,680	63,947,884
Pfizer Inc.	3,413,280	104,548,767
Total Pharmaceuticals		364,380,527
Total Health Care		479,185,166
Industrials — 14.9%
Aerospace & Defense — 1.8%
Raytheon Co.	1,067,240	96,798,668
Air Freight & Logistics — 1.7%
United Parcel Service Inc., Class B Shares	860,320	90,402,425
Commercial Services & Supplies — 1.8%
Waste Management Inc.	2,143,940	96,198,588
Industrial Conglomerates — 7.4%
3M Co.	889,370	124,734,143
General Electric Co.	5,082,110	142,451,543
United Technologies Corp.	1,118,060	127,235,228
Total Industrial Conglomerates		394,420,914

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

ClearBridge Equity Income Fund

Security	Shares	Value
Machinery — 0.8%
Caterpillar Inc.	433,830	$39,396,102
Road & Rail — 1.4%
Union Pacific Corp.	444,480	74,672,640
Total Industrials		791,889,337
Information Technology — 12.2%
Communications Equipment — 3.1%
Cisco Systems Inc.	2,055,910	46,155,180
QUALCOMM Inc.	1,566,850	116,338,612
Total Communications Equipment		162,493,792
Computers & Peripherals — 2.0%
Apple Inc.	190,770	107,042,955
Electronic Equipment, Instruments & Components — 1.1%
Corning Inc.	3,325,390	59,258,450
IT Services — 1.5%
Automatic Data Processing Inc.	992,270	80,185,339
Semiconductors & Semiconductor Equipment — 1.9%
Intel Corp.	1,978,800	51,369,648
Texas Instruments Inc.	1,168,890	51,325,960
Total Semiconductors & Semiconductor Equipment		102,695,608
Software — 2.6%
Microsoft Corp.	2,845,110	106,492,467
Oracle Corp.	769,140	29,427,296
Total Software		135,919,763
Total Information Technology		647,595,907
Materials — 4.1%
Chemicals — 2.8%
E.I. du Pont de Nemours & Co.	945,270	61,414,192
PPG Industries Inc.	458,650	86,987,559
Total Chemicals		148,401,751
Paper & Forest Products — 1.3%
International Paper Co.	1,482,830	72,703,155
Total Materials		221,104,906
Telecommunication Services — 4.7%
Diversified Telecommunication Services — 3.5%
AT&T Inc.	2,591,880	91,130,501
Verizon Communications Inc.	1,919,580	94,328,161
Total Diversified Telecommunication Services		185,458,662

See Notes to Financial Statements.

14	ClearBridge Equity Income Fund 2013 Annual Report

ClearBridge Equity Income Fund

Security			Shares	Value
Wireless Telecommunication Services — 1.2%
Vodafone Group PLC, ADR			1,722,336	$67,705,028
Total Telecommunication Services				253,163,690
Utilities — 6.2%
Electric Utilities — 2.2%
American Electric Power Co. Inc.			1,524,630	71,261,206
NextEra Energy Inc.			526,320	45,063,519
Total Electric Utilities				116,324,725
Gas Utilities — 0.9%
UGI Corp.			1,168,890	48,462,179
Multi-Utilities — 3.1%
CenterPoint Energy Inc.			1,677,100	38,875,178
National Grid PLC			6,000,000	78,293,312
Wisconsin Energy Corp.			1,200,000	49,608,000
Total Multi-Utilities				166,776,490
Total Utilities				331,563,394
Total Common Stocks (Cost — $3,554,310,126)				4,632,550,277

	Rate
Convertible Preferred Stocks — 0.9%
Financials — 0.9%
Commercial Banks — 0.4%
Wells Fargo & Co.	7.500%		20,328	22,462,440
Insurance — 0.5%
MetLife Inc.	5.000%		867,450	27,359,373
Total Convertible Preferred Stocks (Cost — $43,975,613)				49,821,813
Master Limited Partnerships — 2.2%
Global Infrastructure — 2.2%
Brookfield Infrastructure Partners LP			1,982,020	77,734,825
Brookfield Renewable Energy Partners LP			1,201,029	31,499,805
Brookfield Renewable Energy Partners LP			184,140	4,817,102
Total Master Limited Partnerships (Cost — $88,841,114)				114,051,732

		Maturity Date	Face Amount
Asset-Backed Securities — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	$73,417	1	(a)(b)(c)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	2	(a)(b)(c)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	35,690	0	(a)(b)(c)(d)
Total Asset-Backed Securities (Cost — $250,102)				3
Total Investments Before Short-Term Investments (Cost — $3,687,376,955)				4,796,423,825

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Annual Report	15

Schedule of investments (cont’d)

December 31, 2013

ClearBridge Equity Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 9.8%
Repurchase Agreements — 9.8%
Interest in $1,500,000,000 joint tri-party repurchase agreement dated 12/31/13 with RBS Securities Inc.; Proceeds at maturity — $282,970,157; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 7/15/14 to 1/15/23; Market value — $288,630,484)	0.010%	1/2/14	$282,970,000	$282,970,000
Interest in $355,035,000 joint tri-party repurchase agreement dated 12/31/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $239,560,266; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.875% due 5/15/15 to 11/15/43; Market value — $245,117,901)	0.020%	1/2/14	239,560,000	239,560,000
Total Short-Term Investments (Cost — $522,530,000)				522,530,000
Total Investments — 99.9% (Cost — $4,209,906,955#)				5,318,953,825
Other Assets in Excess of Liabilities — 0.1%				6,329,930
Total Net Assets — 100.0%				$5,325,283,755

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of December 31, 2013.

(c)	Illiquid security (unaudited).

(d)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is $4,204,986,407.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge Equity Income Fund 2013 Annual Report

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $4,209,906,955)	$5,318,953,825
Foreign currency, at value (Cost — $53)	52
Cash	759,449
Dividends and interest receivable	9,921,151
Receivable for Fund shares sold	6,756,290
Prepaid expenses	141,548
Total Assets	5,336,532,315

Liabilities:
Payable for Fund shares repurchased	5,206,430
Investment management fee payable	3,047,220
Service and/or distribution fees payable	993,385
Trustees’ fees payable	18,224
Accrued expenses	1,983,301
Total Liabilities	11,248,560
Total Net Assets	$5,325,283,755

Net Assets:
Par value (Note 7)	$2,917
Paid-in capital in excess of par value	4,449,481,088
Undistributed net investment income	6,587,734
Accumulated net realized loss on investments and foreign currency transactions	(239,850,502)
Net unrealized appreciation on investments and foreign currencies	1,109,062,518
Total Net Assets	$5,325,283,755

Shares Outstanding:
Class 1	78,173,242
Class A	161,127,464
Class B	7,590,098
Class C	19,773,674
Class FI	807
Class R	9,653
Class I	25,019,345
Class IS	601

Net Asset Value:
Class 1 (and redemption price)	$18.25
Class A (and redemption price)	$18.24
Class B*	$17.96
Class C*	$18.02
Class FI (and redemption price)	$18.24
Class R (and redemption price)	$18.23
Class I (and redemption price)	$18.65
Class IS (and redemption price)	$18.65
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$19.35

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Annual Report	17

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Dividends	$129,901,853
Interest	568,726
Less: Foreign taxes withheld	(1,072,122)
Total Investment Income	129,398,457

Expenses:
Investment management fee (Note 2)	34,671,775
Service and/or distribution fees (Notes 2 and 5)	10,989,455
Transfer agent fees (Note 5)	8,653,995
Trustees’ fees	337,010
Fund accounting fees	334,294
Shareholder reports	166,711
Registration fees	166,144
Insurance	86,872
Audit and tax	62,594
Legal fees	58,206
Custody fees	32,794
Miscellaneous expenses	35,061
Total Expenses	55,594,911
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,023,936)
Net Expenses	54,570,975
Net Investment Income	74,827,482

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	209,430,849
Foreign currency transactions	55,338
Net Realized Gain	209,486,187
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	805,532,528
Foreign currencies	(3,942)
Change in Net Unrealized Appreciation (Depreciation)	805,528,586
Net Gain on Investments and Foreign Currency Transactions	1,015,014,773
Increase in Net Assets from Operations	$1,089,842,255

See Notes to Financial Statements.

18	ClearBridge Equity Income Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$74,827,482	$85,957,224
Net realized gain	209,486,187	107,387,999
Change in net unrealized appreciation (depreciation)	805,528,586	326,577,926
Increase in Net Assets from Operations	1,089,842,255	519,923,149

Distributions to Shareholders from (Notes 1 and 6):
Net investment income	(76,501,507)	(88,801,154)
Decrease in Net Assets from Distributions to Shareholders	(76,501,507)	(88,801,154)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	774,954,579	579,222,119
Reinvestment of distributions	73,662,321	86,875,826
Cost of shares repurchased	(785,008,385)	(725,328,569)
Increase (Decrease) in Net Assets from Fund Share Transactions	63,608,515	(59,230,624)
Increase in Net Assets	1,076,949,263	371,891,371

Net Assets:
Beginning of year	4,248,334,492	3,876,443,121
End of year*	$5,325,283,755	$4,248,334,492
* Includes undistributed net investment income of:	$6,587,734	$4,992,337

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class 1 Shares[1]	2013	2012	2011[2]

Net asset value, beginning of year	$14.76	$13.27	$13.71

Income from operations:
Net investment income	0.30	0.33	0.28
Net realized and unrealized gain (loss)	3.49	1.50	(0.41)
Total income (loss) from operations	3.79	1.83	(0.13)

Less distributions from:
Net investment income	(0.30)	(0.34)	(0.31)
Total distributions	(0.30)	(0.34)	(0.31)

Net asset value, end of year	$18.25	$14.76	$13.27
Total return[3]	25.88%	13.85%	(0.84)%

Net assets, end of year (millions)	$1,427	$1,252	$1,232

Ratios to average net assets:
Gross expenses	0.91%	0.95%	1.05%[4]
Net expenses[5,6]	0.91	0.90 [7]	0.90 [4,7]
Net investment income	1.77	2.30	3.24 [4]

Portfolio turnover rate	32%	23%	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 29, 2011 (inception date) to December 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective January 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total operating expenses of Class A. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to January 1, 2013, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total operating expenses of Class A shares less the 12b-1 differential of 0.25%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Equity Income Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$14.75	$13.27	$12.76	$11.80	$9.91

Income from operations:
Net investment income	0.25	0.29	0.36	0.40	0.29
Net realized and unrealized gain	3.50	1.49	0.54	0.98	2.08
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—
Total income from operations	3.75	1.78	0.90	1.40	2.37

Less distributions from:
Net investment income	(0.26)	(0.30)	(0.39)	(0.44)	(0.48)
Total distributions	(0.26)	(0.30)	(0.39)	(0.44)	(0.48)

Net asset value, end of year	$18.24	$14.75	$13.27	$12.76	$11.80
Total return[2]	25.61%	13.51%	7.14%	12.22%[3]	24.77%

Net assets, end of year (millions)	$2,939	$2,334	$2,067	$1,364	$1,378

Ratios to average net assets:
Gross expenses	1.18%	1.24%	1.27%	1.18%	1.19%[4]
Net expenses[5]	1.15 [6,7]	1.15 [6,7]	1.16 [6,7]	1.18	1.19 [4]
Net investment income	1.52	2.05	2.75	3.40	2.77

Portfolio turnover rate	32%	23%	83%	60%	142%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05%. Class A received $2,130,903 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.18% for the year ended December 31, 2009.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement could not be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% for the year ended December 31, 2009.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$14.52	$13.07	$12.57	$11.63	$9.75

Income from operations:
Net investment income	0.14	0.19	0.27	0.32	0.22
Net realized and unrealized gain	3.44	1.47	0.53	0.97	2.05
Proceeds from settlement of a regulatory matter	—	—	—	0.09	—
Total income from operations	3.58	1.66	0.80	1.38	2.27

Less distributions from:
Net investment income	(0.14)	(0.21)	(0.30)	(0.44)	(0.39)
Total distributions	(0.14)	(0.21)	(0.30)	(0.44)	(0.39)

Net asset value, end of year	$17.96	$14.52	$13.07	$12.57	$11.63
Total return[2]	24.79%	12.80%	6.38%	12.28%[3]	23.88%

Net assets, end of year (millions)	$136	$155	$197	$164	$209

Ratios to average net assets:
Gross expenses	1.88%	1.94%	1.96%	1.85%	1.85%[4]
Net expenses[5]	1.82 [6,7]	1.82 [6,7]	1.82 [6,7]	1.85	1.85 [4]
Net investment income	0.86	1.36	2.10	2.70	2.11

Portfolio turnover rate	32%	23%	83%	60%	142%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.48%. Class B received $1,458,245 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.85% for the year ended December 31, 2009.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.82%. This expense limitation arrangement could not be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% for the year ended December 31, 2009.

See Notes to Financial Statements.

22	ClearBridge Equity Income Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$14.58	$13.12	$12.62	$11.67	$9.76

Income from operations:
Net investment income	0.13	0.18	0.24	0.30	0.21
Net realized and unrealized gain	3.46	1.48	0.54	0.98	2.05
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—
Total income from operations	3.59	1.66	0.78	1.29	2.26

Less distributions from:
Net investment income	(0.15)	(0.20)	(0.28)	(0.34)	(0.35)
Total distributions	(0.15)	(0.20)	(0.28)	(0.34)	(0.35)

Net asset value, end of year	$18.02	$14.58	$13.12	$12.62	$11.67
Total return[2]	24.71%	12.67%	6.28%	11.31%[3]	23.75%

Net assets, end of year (millions)	$356	$274	$238	$235	$244

Ratios to average net assets:
Gross expenses	1.86%	1.93%	1.99%	1.99%	1.96%[4]
Net expenses[5]	1.86 [6]	1.93 [6]	1.96 [6,7]	1.99	1.96 [4]
Net investment income	0.81	1.28	1.89	2.59	2.00

Portfolio turnover rate	32%	23%	83%	60%	142%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.22%. Class C received $275,490 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.96% for the year ended December 31, 2009.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement could not be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% for the year ended December 31, 2009.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2013[2]

Net asset value, beginning of year	$17.01

Income from operations:
Net investment income	0.14
Net realized and unrealized gain	1.28
Total income from operations	1.42

Less distributions from:
Net investment income	(0.19)
Total distributions	(0.19)

Net asset value, end of year	$18.24
Total return[3]	8.41%

Net assets, end of year (000s)	$15

Ratios to average net assets:
Gross expenses[4]	1.32%
Net expenses[4,5,6,7]	1.22
Net investment income[4]	1.34

Portfolio turnover rate	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 16, 2013 (inception date) to December 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

See Notes to Financial Statements.

24	ClearBridge Equity Income Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013	2012[2]

Net asset value, beginning of year	$14.74	$13.66

Income from operations:
Net investment income	0.21	0.25
Net realized and unrealized gain	3.49	1.11
Total income from operations	3.70	1.36

Less distributions from:
Net investment income	(0.21)	(0.28)
Total distributions	(0.21)	(0.28)

Net asset value, end of year	$18.23	$14.74
Total return[3]	25.27%	10.02%

Net assets, end of year (000s)	$176	$104

Ratios to average net assets:
Gross expenses	1.71%	1.57%[4]
Net expenses[5,6,7]	1.45	1.45 [4]
Net investment income	1.24	1.89 [4]

Portfolio turnover rate	32%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 2, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to December 1, 2012, the expense limitation was 1.60%.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$15.07	$13.55	$13.02	$12.03	$10.12

Income from operations:
Net investment income	0.31	0.35	0.40	0.46	0.32
Net realized and unrealized gain	3.59	1.52	0.56	0.99	2.13
Total income from operations	3.90	1.87	0.96	1.45	2.45

Less distributions from:
Net investment income	(0.32)	(0.35)	(0.43)	(0.46)	(0.54)
Total distributions	(0.32)	(0.35)	(0.43)	(0.46)	(0.54)

Net asset value, end of year	$18.65	$15.07	$13.55	$13.02	$12.03
Total return[2]	26.06%	13.89%	7.51%	12.39%	25.13%

Net assets, end of year (millions)	$467	$233	$142	$41	$9

Ratios to average net assets:
Gross expenses	0.86%	0.82%	0.83%	0.89%	0.94%[3]
Net expenses[4]	0.82 [5,6]	0.81 [5,6]	0.81 [5,6,7]	0.89 [7]	0.93 [3,5,7]
Net investment income	1.81	2.41	3.07	3.84	3.00

Portfolio turnover rate	32%	23%	83%	60%	142%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.93% for the year ended December 31, 2009.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.83%. This expense limitation arrangement could not be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009 through April 29, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through April 29, 2011.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% for the year ended December 31, 2009.

See Notes to Financial Statements.

26	ClearBridge Equity Income Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2013[2]

Net asset value, beginning of year	$16.87

Income from operations:
Net investment income	0.23
Net realized and unrealized gain	1.77
Total income from operations	2.00

Less distributions from:
Net investment income	(0.22)
Total distributions	(0.22)

Net asset value, end of year	$18.65
Total return[3]	11.99%

Net assets, end of year (000s)	$11

Ratios to average net assets:
Gross expenses[4]	1.06%
Net expenses[4,5,6,7]	0.82
Net investment income[4]	1.83

Portfolio turnover rate	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 10, 2013 (inception date) to December 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed the expenses of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Equity Income Fund 2013 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Equity Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

28	ClearBridge Equity Income Fund 2013 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Equity Income Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$4,632,550,277	—	—	$4,632,550,277
Convertible preferred stocks	49,821,813	—	—	49,821,813
Master limited partnerships	114,051,732	—	—	114,051,732
Asset-backed securities	—	$3	—	3
Total long-term investments	$4,796,423,822	$3	—	$4,796,423,825
Short-term investments†	—	522,530,000	—	522,530,000
Total investments	$4,796,423,822	$522,530,003	—	$5,318,953,825

†	See Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of reporting period. At December 31, 2013, securities valued at $78,293,312 were transferred from Level 2 to Level 1 within the fair value hierarchy because fair value procedures were no longer applied.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

30	ClearBridge Equity Income Fund 2013 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from

ClearBridge Equity Income Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and the Fund’s investment in REITs generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

32	ClearBridge Equity Income Fund 2013 Annual Report

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$1,741	—	$(1,741)
(b)	3,267,681	$(3,267,681)	—

(a)	Reclassifications are primarily due to non-deductible reorganization costs for tax purposes.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

ClearBridge Equity Income Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.82% for Class B shares, 1.95% for Class C shares and 0.83% for Class I shares. These expense limitation arrangements could not be terminated prior to December 31, 2013 without the Board of Trustees’ consent. In addition, the manager has agreed to waive fees and/or reimburse operating expenses (other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20% for Class A shares, 2.20% for Class B shares, 2.00% for Class C shares, 1.25% for Class FI shares, 1.50% for Class R shares and 1.00% for Class I shares. Total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares are not expected to exceed total annual fund operating expenses for Class A shares. These arrangements are effective as of January 1, 2014 for Class A, Class B, Class C and Class I shares, and cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $1,023,936.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

34	ClearBridge Equity Income Fund 2013 Annual Report

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $1,075,841 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$6,507	$87,430	$21,714

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2013, the Fund had accrued $13,369 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,392,812,980
Sales	1,641,997,439

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,119,595,758
Gross unrealized depreciation	(5,628,340)
Net unrealized appreciation	$1,113,967,418

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.50%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

ClearBridge Equity Income Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$2,257,648
Class A	$6,689,558	5,026,838
Class B	1,114,263	570,740
Class C	3,184,936	379,735
Class FI1	21	30
Class R	677	638
Class I	—	418,340
Class IS2	—	26
Total	$10,989,455	$8,653,995

[1]	For the period May 16, 2013 (inception date) to December 31, 2013.

[2]	For the period April 10, 2013 (inception date) to December 31, 2013.

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	$789,932
Class B	81,819
Class C	—
Class FI1	9
Class R	354
Class I	151,804
Class IS2	18
Total	$1,023,936

[1]	For the period May 16, 2013 (inception date) to December 31, 2013.

[2]	For the period April 10, 2013 (inception date) to December 31, 2013.

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class 1	$24,293,734	$29,617,314
Class A	41,929,133	47,939,649
Class B	1,302,513	2,505,129
Class C	2,848,519	3,702,388
Class FI1	149	—
Class R	1,780	921	*
Class I	6,125,545	5,035,753
Class IS2	134	—
Total	$76,501,507	$88,801,154

[1]	For the period May 16, 2013 (inception date) to December 31, 2013.

[2]	For the period April 10, 2013 (inception date) to December 31, 2013.

*	For the period February 2, 2012 (inception date) to December 31, 2012.

36	ClearBridge Equity Income Fund 2013 Annual Report

7. Shares of beneficial interest

At December 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class 1
Shares sold	5	$100	—	—
Shares issued on reinvestment	1,446,959	24,293,738	2,042,416	$29,617,297
Shares repurchased	(8,139,493)	(135,581,025)	(10,033,500)	(143,425,579)
Net decrease	(6,692,529)	$(111,287,187)	(7,991,084)	$(113,808,282)

Class A
Shares sold	26,026,186	$434,128,707	27,421,988	$392,094,118
Shares issued on reinvestment	2,458,532	41,226,791	3,239,258	46,983,523
Shares repurchased	(25,581,960)	(427,512,782)	(28,196,118)	(403,340,305)
Net increase	2,902,758	$47,842,716	2,465,128	$35,737,336

Class B
Shares sold	149,971	$2,447,897	252,808	$3,514,147
Shares issued on reinvestment	79,095	1,292,830	173,925	2,478,836
Shares repurchased	(3,328,523)	(54,664,520)	(4,785,913)	(67,071,101)
Net decrease	(3,099,457)	$(50,923,793)	(4,359,180)	$(61,078,118)

Class C
Shares sold	4,283,355	$70,742,297	4,587,762	$64,493,272
Shares issued on reinvestment	160,869	2,648,521	241,967	3,467,967
Shares repurchased	(3,454,906)	(56,906,428)	(4,197,605)	(59,108,455)
Net increase	989,318	$16,484,390	632,124	$8,852,784

Class FI1
Shares sold	798	$13,579	—	—
Shares issued on reinvestment	9	149	—	—
Net increase	807	$13,728	—	—

ClearBridge Equity Income Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount

Class R
Shares sold	5,318	$89,564	6,983	*	$99,839	*
Shares issued on reinvestment	107	1,780	63	*	920	*
Shares repurchased	(2,802)	(47,722)	(16)	*	(230)	*
Net increase	2,623	$43,622	7,030	*	$100,529	*

Class I
Shares sold	15,782,546	$267,522,435	8,199,461		$119,020,743
Shares issued on reinvestment	244,245	4,198,378	291,748		4,327,283
Shares repurchased	(6,444,687)	(110,295,908)	(3,556,484)		(52,382,899)
Net increase	9,582,104	$161,424,905	4,934,725		$70,965,127

Class IS2
Shares sold	593	$10,000	—		—
Shares issued on reinvestment	8	134	—		—
Net increase	601	$10,134	—		—

[1]	For the period May 16, 2013 (inception date) to December 31, 2013.

[2]	For the period April 10, 2013 (inception date) to December 31, 2013.

*	For the period February 2, 2012 (inception date) to December 31, 2012.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$76,501,507	$88,801,154

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$538,883
Deferred Capital Losses*	(525,922)
Capital loss carryforward**	(238,047,605)
Other book/tax temporary differences(a)	(148,672)
Unrealized appreciation/(depreciation)(b)	1,113,983,066
Total accumulated earnings/(losses) — net	$875,799,750

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	During the taxable year ended December 31, 2013, the Fund utilized $206,721,378 of its capital loss carryforward available from prior years. As of December 31, 2013, the Fund had the following net capital loss carryforwards remaining:

38	ClearBridge Equity Income Fund 2013 Annual Report

Year of Expiration	Amount
12/31/2016	$(4,400,410)
12/31/2017	(233,647,195)
$(238,047,605)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax cost basis of partnership investments.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

ClearBridge Equity Income Fund 2013 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Equity Income Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Equity Income Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2014

40	ClearBridge Equity Income Fund 2013 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other

ClearBridge Equity Income Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional equity income funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed better than the median performance of the funds in the Performance Universe for the three-year period, but performed below the median performance of the funds in the Performance Universe for the one-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the

42	ClearBridge Equity Income Fund

resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load equity income funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load equity income funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was slightly higher than median of management fees paid by the

ClearBridge Equity Income Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

funds in the Expense Group and slightly higher than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

44	ClearBridge Equity Income Fund

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge Equity Income Fund	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Equity Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

46	ClearBridge Equity Income Fund

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

ClearBridge Equity Income Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	51
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

48	ClearBridge Equity Income Fund

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge Equity Income Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

50	ClearBridge Equity Income Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

ClearBridge Equity Income Fund	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2013:

Record date:	3/27/2013	6/25/2013	9/27/2013	12/24/2013
Payable date:	3/28/2013	6/26/2013	9/30/2013	12/26/2013
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%	100.00%	100.00%

Please retain this information for your records.

52	ClearBridge Equity Income Fund

ClearBridge

Equity Income Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

ClearBridge Equity Income Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Equity Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Equity Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0420 2/14 SR14-2126

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $83,300 in December 31, 2012 and $91,927 in December 31, 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012 and $6,000 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,100 in December 31, 2012 and $7,700 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 20, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 20, 2014